UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 6, 2020

Taylor Morrison Home Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35873	83-2026677
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4900 N. Scottsdale Road, Suite 2000

Scottsdale, AZ, 85251

(Address of principal executive offices) (Zip Code)

(480) 840-8100

(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.00001 per share	TMHC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Amended 8-K”) is being filed solely for the purpose of amending and restating Item 9.01 of the Current Report on Form 8-K filed by Taylor Morrison Home Corporation on February 6, 2020 (the “Original 8-K”) to correct the addresses of the hyperlinks to Exhibits 99.2, 99.3 and 99.4, which linked to incorrect documents in the Original 8-K. The correct hyperlinks for Exhibits 99.2, 99.3 and 99.4 are included herein under Item 9.01.

Except as specifically stated herein, the Original 8-K remains unchanged. In accordance with Rule 12b-15 of the Securities Exchange Act of 1934, as amended, the complete text of Item 9.01 of the Original 8-K, as amended by this Amended 8-K, is set forth below.

Item 9.01.	Financial Statements and Exhibits.

Financial Statements of Businesses Acquired

The audited Consolidated Balance Sheets as of December 31, 2018 and 2017 and audited Consolidated Statements of Operations, Consolidated Statements of Equity and Consolidated Statements of Cash Flows for the years ended December 31, 2018, 2017 and 2016, and the related notes thereto, of William Lyon Homes are filed as Exhibit 99.2 through incorporation by reference to William Lyon Homes’ Annual Report on Form 10-K for the year ended December 31, 2018.

The unaudited Condensed Consolidated Balance Sheets as of September 30, 2019 and December 31, 2018 and the unaudited Condensed Consolidated Statements of Operations for the three and nine months ended September 30, 2019 and 2018 and Condensed Consolidated Statements of Cash Flows for the nine months ended September 30, 2019 and 2018, and the related notes thereto, of William Lyon Homes are filed as Exhibit 99.3 through incorporation by reference to William Lyon Homes’ Quarterly Report on Form 10-Q for the quarter ended September 30, 2019.

Pro Forma Financial Information

The Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2019 and the Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended September 30, 2019 and for the year ended December 31, 2018, and the related notes thereto, are filed as Exhibit 99.4 through incorporation by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K filed on December 5, 2019 (first report).

Exhibits

Exhibit Number	Description

2.1

Agreement and Plan of Merger, dated November 5, 2019, by and among Taylor Morrison, Merger Sub and William Lyon Homes (incorporated by reference to Exhibit 2.1 to Taylor Morrison Home Corporation’s Registration Statement on Form S-4 (File No. 333-235410)).*

10.1

Credit Agreement, dated as of February 6, 2020, among the Borrower, Taylor Morrison Home III Corporation, Taylor Morrison Holdings, Inc., Taylor Morrison Finance, Inc., each lender from time to time party thereto and Citibank N.A., as administrative agent.

10.2	Warrant dated February 6, 2020.

23.1	Consent of KPMG LLP, independent registered public accounting firm for William Lyon Homes.

99.1	Press Release, dated February 6, 2020.

99.2

Audited Consolidated Balance Sheets as of December 31, 2018 and 2017 and audited Consolidated Statements of Operations, Consolidated Statements of Equity and Consolidated Statements of Cash Flows for the years ended December 31, 2018, 2017 and 2016, and the related notes thereto, of William Lyon Homes (incorporated herein by reference to William Lyon Homes’ Annual Report on Form 10-K for the year ended December 31, 2018).

99.3

Unaudited Condensed Consolidated Balance Sheets as of September 30, 2019 and December 31, 2018 and the unaudited Condensed Consolidated Statements of Operations for the three and nine months ended September 30, 2019 and 2018 and Condensed Consolidated Statements of Cash Flows for the nine months ended September 30, 2019 and 2018, and the related notes thereto, of William Lyon Homes (incorporated herein by reference to William Lyon Homes’ Quarterly Report on Form 10-Q for the quarter ended September 30, 2019).

99.4

Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2019 and the Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended September 30, 2019 and for the year ended December 31, 2018, and the related notes thereto (incorporated herein by reference to Exhibit 99.2 to Taylor Morrison Home Corporation’s Current Report on Form 8-K filed on December 5, 2019).

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Taylor Morrison hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 7, 2020

Taylor Morrison Home Corporation

By:	/s/ Darrell C. Sherman
Name:	Darrell C. Sherman
Title:	Executive Vice President, Chief Legal Officer and Secretary